                                                                      Exhibit 24

                                POWER OF ATTORNEY

      I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on Form 10-K for the fiscal year ended September 28, 2003, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     Signature                              Title                       Date
     ---------                              -----                       ----
/s/ Larry D. Yost              Chairman of the Board and          November 12, 2003
-----------------              Chief Executive Officer
Larry D. Yost                  (principal executive officer)
                               and Director

/s/ Terrence E. O'Rourke       President ad Chief Operating       November 12, 2003
------------------------       Officer and Director
Terrence E. O'Rourke

/s/ Joseph B. Anderson, Jr.    Director                           November 12, 2003
---------------------------
Joseph B. Anderson, Jr.

/s/ Rhonda L. Brooks           Director                           November 12, 2003
--------------------
Rhonda L. Brooks

/s/ Joseph P. Flannery         Director                           November 12, 2003
----------------------
Joseph P. Flannery

/s/ William D. George, Jr.     Director                           November 12, 2003
--------------------------
William D. George, Jr.

/s/ Richard W. Hanselman       Director                           November 12, 2003
------------------------
Richard W. Hanselman

/s/ Charles H. Harff           Director                           November 12, 2003
--------------------
Charles H. Harff

/s/ Victoria B. Jackson        Director                           November 12, 2003
-----------------------
Victoria B. Jackson

/s/ James E. Marley            Director                           November 12, 2003
-------------------
James E. Marley

/s/ William R. Newlin          Director                           November 12, 2003
---------------------
William R. Newlin

/s/ James E. Perrella          Director                           November 12, 2003
---------------------
James E. Perrella

/s/ Martin D. Walker           Director                           November 12, 2003
--------------------
Martin D. Walker

/s/ S. Carl Soderstrom, Jr.    Senior Vice President, Finance,    November 12, 2003
---------------------------    and Chief Financial Officer
S. Carl Soderstrom, Jr.        (principal financial officer)

/s/ Rakesh Sachdev             Vice President and Controller      November 12, 2003
------------------             (principal accounting officer)
Rakesh Sachdev